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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 13, 2004
                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                                02-0670926
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-31925
                              (Commission File No.)

           99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MASSACHUSETTS 01923 (Address of principal executive offices including zip code)

                                 (978) 750-1991
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

DIRECTOR APPOINTMENTS

         On September 13, 2004, the Board of Directors (the "Board") of Vaso Active Pharmaceuticals, Inc., a Delaware corporation (the "Company"), appointed four (4) new members to the Board, including Messrs. Henry Y.L. Toh, Steven Morrell, Ronald Guerrero and Ms. D'Anne Hurd (the "New Directors"). As a result of the foregoing appointments, the Board currently consists of ten (10) members, including Stephen G. Carter, Bruce A. Shear, Brian J. Strasnick, Robert E. Anderson, Gary Fromm, William P. Adams, Henry Y.L. Toh, Steven Morrell, Ronald Guerrero and Ms. D'Anne Hurd. In addition to their positions on the Board, the New Directors may also serve on the Audit, Special and other standing committees of the Board, as will be determined by the Board. As of the date of the Current Report hereof, the information relating to the New Directors' membership on such standing committees is not available. The Company will file an amended Current Report on Form 8-K/A within the prescribed period to provide such additional information as well as the relevant background information on the New Directors.

         There is no arrangement or understanding between the New Directors and any other persons pursuant to which such New Directors were selected to the Board. Further, there are no transactions involving the Company and any of the New Directors which transaction would be reportable pursuant to Item 404(a) of Regulation S-B promulgated under the Securities Act of 1933, as amended.

          On September 17, 2004, the Company issued a press release announcing the above-referenced director appointments. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read the press release in its entirety.

SECTION 8 - OTHER EVENTS

         ITEM 8.01 OTHER EVENTS

         On September 17, 2004, the Company issued a press release announcing that on September 13, 2004, the United States District Court for the District of Columbia entered final judgments against the Company and John J. Masiz, the Company's former President and Chief Executive Officer, pursuant to their settlements with the SEC filed with the Court. A copy of this press release is attached as Exhibit 99.2 hereto. The reader is advised to read the press release in its entirety.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibit 99.1 Press release dated September 17, 2004.
                  Exhibit 99.2 Press release dated September 17, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               VASO ACTIVE PHARMACEUTICALS, INC.

Date: September 17, 2004                       By: /s/ Joseph Frattaroli
                                                   -----------------------------
                                                   Name: Joseph Frattaroli
                                                   Title: Acting CEO